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                                 EXHIBIT (f)(2)

     Form of Revised Schedules A, B, and C to the Custody Agreement between the Registrant and Branch Banking and Trust Company dated February 1, 2001.



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                                                   As Revised: February 27, 2003


                               FORM OF SCHEDULE A
                            TO THE CUSTODY AGREEMENT
                                     BETWEEN
                                   BB&T FUNDS
                                       AND
                        BRANCH BANKING AND TRUST COMPANY
                             DATED FEBRUARY 1, 2001

BB&T Large Company Value Fund
BB&T Balanced Fund
BB&T Large Company Growth Fund
BB&T Small Company Growth Fund
BB&T Short-Intermediate U.S. Government Income Fund
BB&T Intermediate U.S. Government Bond Fund
BB&T Intermediate Corporate Bond Fund
BB&T North Carolina Intermediate Tax-Free Fund
BB&T South Carolina Intermediate Tax-Free Fund
BB&T Virginia Intermediate Tax-Free Fund
BB&T U.S. Treasury Money Market Fund
BB&T Tax-Free Money Market Fund
BB&T Capital Manager Conservative Growth Fund
BB&T Capital Manager Moderate Growth Fund
BB&T Capital Manager Growth Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund
BB&T Mid Cap Value Fund
BB&T West Virginia Intermediate Tax-Free Fund
BB&T Small Company Value Fund
BB&T Georgia Intermediate Tax-Free Fund
BB&T Kentucky Intermediate Tax-Free Fund
BB&T Maryland Intermediate Tax-Free Fund
BB&T Special Opportunities Equity Fund

                                          BB&T FUNDS

                                          By: _______________________________

                                          Title:  ____________________________




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                                            BRANCH BANKING AND TRUST COMPANY

                                            By:  _______________________________

                                            Title:  ____________________________



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                                                   As Revised: February 27, 2003

                               FORM OF SCHEDULE B
                            TO THE CUSTODY AGREEMENT
                                     BETWEEN
                                   BB&T FUNDS
                                       AND
                        BRANCH BANKING AND TRUST COMPANY
                             DATED FEBRUARY 1, 2001

                              Mutual Fund Services
                                Schedule of Fees


      For custody services the Bank will charge hereunder a fee equal to
2.00 b.p. (.02%) of net asst value per annum. This charge will continue in effect until a modification of this Schedule B is mutually agreed upon.


                                        BB&T FUNDS

                                        By:  ____________________________

                                        Title:  _________________________


                                        BRANCH BANKING AND TRUST COMPANY

                                        By:  ____________________________

                                        Title:  _________________________



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                                                   As Revised: February 27, 2003


                               FORM OF SCHEDULE C
                            TO THE CUSTODY AGREEMENT
                                     BETWEEN
                                   BB&T FUNDS
                                       AND
                        BRANCH BANKING AND TRUST COMPANY
                             DATED FEBRUARY 1, 2001

Part I - Access Persons of Bank

     Refer to the current resolution of the Board of Trustees of the Fund

Part II - Authorized Persons of the Fund

      Refer to the current resolution of the Board of Trustees of the Fund


Part III - Trustees

William E. Graham, Jr.
Drew T. Kagan
Thomas Willis Lambeth
W. Ray Long
Kenneth L. Miller
Robert W. Stewart
Laura C. Bingham
Richard F. Baker

BB&T FUNDS                              BRANCH BANKING AND TRUST COMPANY

By:  __________________________         By:  __________________________

Title:  _________________________       Title:  _________________________